SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:
[ ]   Preliminary proxy statement.            [ ] Confidential, for use of the
[X]   Definitive proxy statement.                 Commission only (as permitted
[X]   Definitive additional materials.            by Rule 14a-6(e)(2))
[X]   Soliciting material under rule 14a-12


                             CDC Nvest Funds Trust I
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:

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(2)    Aggregate number of securities to which transaction applies:

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(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)    Proposed maximum aggregate value of transaction:

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(5)    Total fee paid:

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[ ]    Fee paid previously with preliminary materials.

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[ ]    Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount previously paid:

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(2)    Form, Schedule or Registration Statement No.:

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(3)    Filing Party:

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(4)    Date Filed:

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

SNIPE: NOW BOTH INTERNET VOTING AND TOLL-FREE TELEPHONE VOTING ARE AVAILABLE TO YOU!
RESPOND NOW.

August 2002


Dear Shareholder:

The enclosed proxy statement provides detailed information about important proposals for CDC Nvest Targeted Equity and CDC Nvest Star Value funds. We've summarized the pertinent facts here. Reading this letter completely may make your review of the proxy statement easier. The proposed changes are part of our ongoing commitment to pursue consistent and competitive long-term performance through high-quality management.

Q:       WHAT ARE THE PROPOSALS?
         The Board of Trustees has voted to modernize certain of the funds' investment policies. YOUR VOTE IS NECESSARY TO CONFIRM THESE CHANGES.

Q: WHAT ARE THE CHANGES TO THE FUNDS' INVESTMENT RESTRICTIONS? Modernizing certain investment restrictions of the funds will provide maximum flexibility in managing the assets. The attached proxy statement describes the changes in greater detail.

Q:       HOW WILL THE PROPOSED CHANGES AFFECT THE FUNDS?
         While the funds' objectives will remain the same, CDC IXIS Asset Management Advisers, L.P., the funds' advisor, believes these changes will contribute to the funds' long-term performance and will benefit shareholders.

REMEMBER - YOUR VOTE COUNTS!
Your vote is extremely important, even if you own only a few fund shares. Voting promptly is also essential. If we do not receive enough votes, we will have to re-solicit shareholders, which would increase expenses to the funds. You may receive a reminder call to return your proxy from a proxy solicitation firm.

YOU CAN VOTE ON THE INTERNET, OR BY TOLL-FREE TELEPHONE, IF YOU PREFER.
Now you can vote over the phone or via the Internet, if you want to vote electronically, instead of by mailing in your proxy card. Please see your proxy card for more information and helpful instructions. If you do vote electronically, you do not need to mail your proxy card. If you want to change your vote, you also have the choice of using the proxy card, the telephone or the Internet.

Thank you for your cooperation in voting on these important proposals. If you have questions, please call your financial advisor, or call CDC Nvest Funds at 800-225-5478.

Sincerely,



John T. Hailer
President

                                                                       TE02_0802

                             CDC NVEST FUNDS TRUST I
                                  (the "Trust")
                               399 BOYLSTON STREET
                                BOSTON, MA 02116

                         CDC NVEST TARGETED EQUITY FUND
                            CDC NVEST STAR VALUE FUND
                         (the "Funds" and each a "Fund")

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                OCTOBER 29, 2002

     A special meeting (the "Meeting") of the shareholders of each Fund will be held at 2:00 p.m. on October 29, 2002 at the offices of CDC IXIS Asset Management Distributors, L.P., at 399 Boylston Street, 10th floor, Boston, Massachusetts 02116 for the following purposes:

1.   TO BE VOTED ON  SEPARATELY  BY THE  SHAREHOLDERS  OF EACH  FUND:  To amend,
     reclassify  or  eliminate  certain  fundamental   investment  policies  and
     restrictions of each such Fund.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.


     Shareholders of record at the close of business on August 30, 2002 are entitled to notice of and to vote at the Meeting and any adjourned session.

                                              By order of the Board of Trustees,

                                              JOHN E. PELLETIER, Secretary


August 30, 2002

PLEASE RESPOND. YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES ON THE INTERNET OR BY TELEPHONE OR COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                            CDC NVEST FUNDS TRUST I
                                  (the "Trust")
                               399 BOYLSTON STREET
                                BOSTON, MA 02116


                         CDC NVEST TARGETED EQUITY FUND
                            CDC NVEST STAR VALUE FUND
                         (the "Funds" and each a "Fund")


                                 PROXY STATEMENT



     The trustees (the "Trustees") of the Trust are soliciting proxies from the shareholders of each Fund in connection with a special meeting (the "Meeting") of shareholders of each Fund. The Meeting has been called to be held at 2:00 p.m. on October 29, 2002 at the offices of CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), at 399 Boylston Street, 10th floor, Boston, Massachusetts 02116. The Meeting notice, this Proxy Statement and proxy cards are being sent to shareholders of record as of August 30, 2002 (the "Record Date") beginning on or about August 30, 2002. EACH FUND HAS PREVIOUSLY SENT ITS ANNUAL REPORT DATED DECEMBER 31, 2001 TO ITS SHAREHOLDERS. A COPY OF EACH FUND'S ANNUAL REPORT AND MOST RECENT SEMI-ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO CDC IXIS DISTRIBUTORS AT ITS ADDRESS SET FORTH ABOVE OR BY CALLING (800) 225-5478. IN ADDITION, EACH FUND'S ANNUAL REPORT AND MOST RECENT SEMI-ANNUAL REPORT ARE AVAILABLE ON ITS WEBSITE AT WWW.CDCNVESTFUNDS.COM. (CLICK ON "FUND INFORMATION" AND THE "FINANCIAL REPORTS.")


     The only items of business that the Trustees expect will come before the Meeting are the approval of the amendment, reclassification or elimination of certain fundamental investment policies of each Fund.

I. PROPOSAL 1: APPROVAL OF CHANGES TO CERTAIN CURRENT FUNDAMENTAL POLICIES OF THE FUNDS


BACKGROUND

     Each Fund operates in accordance with its investment objectives and policies described in its most recent prospectus and statement of additional information. Each Fund generally classifies its policies as either "fundamental" or "non-fundamental." A change to a Fund's fundamental policy requires the approval of the Fund's shareholders, while non-fundamental policies may be changed by a Fund's Trustees without shareholder approval. In the past, fundamental policies were adopted by the Trust on behalf of the relevant Fund in order to reflect regulatory, business or industry conditions that were in effect at the time the policies were adopted.

     Since that time, there have been changes in the laws and regulations that govern mutual funds generally. In particular, in 1996, significant federal legislation preempted substantive state regulation of mutual funds. As a result, many investment policies previously imposed on the Funds by various states are no longer required. Based on the recommendations of CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") after a comprehensive review of each Fund's fundamental policies, the Trustees have approved policy revisions that are designed to simplify and modernize those policies that are required to be fundamental, and reclassify as non-fundamental or eliminate those policies that are not required to be fundamental.

     Approval of these changes by shareholders would allow a Fund to be managed with greater flexibility to respond to a changing investment environment subject to the supervision of the Trustees and consistent with federal securities laws. The Trustees also believe that the proposed changes will enhance the management of a Fund's investment portfolios, such that the Fund's investment opportunities, accordingly, may increase.

     In some cases, the Trustees recommend that fundamental policies be amended or eliminated completely. In other cases, the Trustees recommend amending or reclassifying policies as non-fundamental. Once converted to non-fundamental, each Fund's policies may be changed by the Trustees without shareholder approval. If the Trustees decide in the future to change or eliminate a reclassified non-fundamental policy, the change would be disclosed in a Fund's prospectus or statement of additional information, if required.

     Each proposed change to a Fund's fundamental policies recommended by the Trustees is discussed in detail below. In order to help you understand the proposed changes, please refer to Appendix A at the end of this Proxy Statement which lists each Fund's current fundamental policies along with the corresponding proposed fundamental policies, each Fund's current fundamental polices proposed to be reclassified and each Fund's current fundamental policies proposed to be eliminated.

PROPOSED AMENDMENTS TO EACH FUND'S CURRENT FUNDAMENTAL POLICIES


     The primary purpose of proposals 1A - 1H is to amend and standardize each Fund's current fundamental policies to conform to policies which are standard for similar types of funds managed by CDC IXIS Advisers. The Trustees have concurred with CDC IXIS Advisers' analysis of the fundamental and non-fundamental policies of the Funds and propose to shareholders the adoption of standardized fundamental policies.


     It is not anticipated that any of the changes will substantially affect the way each Fund is currently managed. However, CDC IXIS Advisers is presenting these changes to you for your approval because CDC IXIS Advisers believes that increased standardization will help promote operational efficiencies and facilitate the monitoring of compliance with the fundamental policies. Although adoption of a revised policy is not likely to have any impact on the current investment techniques employed for each Fund, it will contribute to the overall objective of standardization and may afford increased investment opportunities for each Fund.

PROPOSAL 1A:      DIVERSIFICATION

PROPOSAL TO AMEND EACH FUND'S FUNDAMENTAL POLICY RELATING TO DIVERSIFICATION

Each Fund's proposed fundamental policy regarding diversification is as follows:

     THE FUND WILL NOT, WITH RESPECT TO 75% OF ITS TOTAL ASSETS, PURCHASE ANY SECURITY IF, AS A RESULT, MORE THAN 5% OF ITS TOTAL ASSETS (BASED ON CURRENT VALUE) WOULD THEN BE INVESTED IN THE SECURITIES OF A SINGLE ISSUER OR ACQUIRE MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF ANY ISSUER; PROVIDED HOWEVER, THIS LIMITATION DOES NOT APPLY TO GOVERNMENT SECURITIES AS DEFINED IN THE 1940 ACT.

     Each Fund is not permitted to change its diversified status unless its shareholders approve such change. This proposal does not seek to change the Fund's status as a diversified mutual fund. Rather, approval of this proposal would amend the Fund's diversification policy to conform to the standard policy regarding diversification across similar funds managed by CDC IXIS Advisers. Adoption of this change is not expected to materially affect the operation of the Funds.

PROPOSAL 1B:      INDUSTRY CONCENTRATION

PROPOSAL TO AMEND EACH FUND'S FUNDAMENTAL POLICY RELATING TO INDUSTRY CONCENTRATION

Each Fund's proposed fundamental policy relating to industry concentration is as follows:


     THE FUND WILL NOT PURCHASE ANY SECURITY (OTHER THAN U.S. GOVERNMENT SECURITIES) IF, AS A RESULT, MORE THAN 25% OF THE FUND'S TOTAL ASSETS (TAKEN AT CURRENT VALUE) WOULD BE INVESTED IN ANY ONE INDUSTRY. FOR

     PURPOSES OF THIS RESTRICTION, TELEPHONE, GAS AND ELECTRIC PUBLIC UTILITIES ARE EACH REGARDED AS SEPARATE INDUSTRIES AND FINANCE COMPANIES WHOSE FINANCING ACTIVITIES ARE RELATED PRIMARILY TO THE ACTIVITIES OF THEIR PARENT COMPANIES ARE CLASSIFIED IN THE INDUSTRY OF THEIR PARENTS. FOR PURPOSES OF THIS RESTRICTION WITH REGARD TO BANK OBLIGATIONS, BANK OBLIGATIONS ARE CONSIDERED TO BE ONE INDUSTRY, AND ASSET-BACKED SECURITIES ARE NOT CONSIDERED TO BE BANK OBLIGATIONS.


     Approval of this proposal would amend each Fund's industry concentration policy to conform to the standard policy relating to industry concentration across similar funds managed by CDC IXIS Advisers. Adoption of this change is not expected to materially affect the operation of the Funds.

PROPOSAL 1C:      SHORT SALES AND MARGIN PURCHASES

PROPOSAL TO AMEND EACH FUND'S FUNDAMENTAL POLICY RELATING TO SHORT SALES AND MARGIN PURCHASES

It is proposed that shareholders approve replacing each Fund's current fundamental policy relating to short sales and margin purchases with the following proposed fundamental policy:

     THE FUND WILL NOT MAKE SHORT SALES OF SECURITIES, MAINTAIN A SHORT POSITION OR PURCHASE SECURITIES ON MARGIN, EXCEPT THAT THE FUND MAY OBTAIN SHORT-TERM CREDITS AS NECESSARY FOR THE CLEARANCE OF SECURITY TRANSACTIONS, AND THE FUND MAY MAKE ANY SHORT SALES OR MAINTAIN ANY SHORT POSITIONS WHERE THE SHORT SALES OR SHORT POSITIONS WOULD NOT CONSTITUTE "SENIOR SECURITIES" UNDER THE 1940 ACT.

     The proposed fundamental policy clarifies that each Fund may make short sales, maintain short positions or purchase securities on margin to the full extent permitted under the Investment Company Act of 1940 (the "1940 Act"). The 1940 Act generally prohibits a fund from engaging in such activities; however, under the current positions of the Securities and Exchange Commission ("SEC") staff, mutual funds are permitted to engage in certain types of such transactions to a limited extent so long as certain conditions are satisfied. Under the proposed fundamental policy, each Fund would engage in such activities in accordance with applicable regulatory requirements and SEC staff positions under the 1940 Act. In addition, the proposed fundamental policy serves as the standard policy relating to these activities among other funds managed by CDC IXIS Advisers.

     Adoption of the proposed fundamental policy relating to short sales and margin purchases is not expected to materially affect the operations of the Funds. However, adoption of a standardized fundamental policy will facilitate investment compliance efforts on behalf of each Fund and will allow each Fund to respond to legal, regulatory and market developments which may make the use of short sales and margin purchases advantageous to a Fund and its shareholders.

PROPOSAL 1D:      BORROWING

PROPOSAL TO AMEND EACH FUND'S FUNDAMENTAL POLICY REGARDING BORROWING

Each Fund's proposed fundamental investment policy regarding borrowing is as follows:

     THE FUND WILL NOT BORROW MONEY EXCEPT FOR TEMPORARY OR EMERGENCY PURPOSES; PROVIDED HOWEVER, THAT THE FUND MAY LOAN SECURITIES, ENGAGE IN REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS, IN AN AMOUNT NOT EXCEEDING 33 1/3% OF ITS TOTAL ASSETS TAKEN AT COST.

     The 1940 Act requires all mutual funds to adopt fundamental policies regarding borrowing. The 1940 Act presently limits a fund's ability to borrow more than one-third of the value of its total assets. Over time, the SEC has acknowledged the existence of new types of investment practices that technically may be considered borrowings, but that may be permissible investment practices for mutual funds.

     Approval of this proposal 1D would replace each Fund's current fundamental policy regarding borrowing with a more flexible, standard fundamental borrowing policy. The proposed fundamental policy will also make clear that each Fund is permitted to loan its portfolio securities.

     Adoption of the proposed fundamental policy is not currently expected to materially affect the operations of each Fund. However, each Fund's current fundamental policy restricts borrowing to a lower percentage of total assets than the 33 1/3% permitted under the 1940 Act. The proposed fundamental policy therefore would allow each Fund to purchase a security while borrowings representing more than 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value) are outstanding. While each Fund has no current intention to purchase securities while borrowings representing more than 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value) are outstanding, the flexibility to do so may be beneficial to each Fund at a future date.

PROPOSAL 1E:      LENDING

PROPOSAL TO AMEND EACH FUND'S FUNDAMENTAL POLICY REGARDING LOANS

Each Fund's proposed fundamental investment policy regarding loans is as follows:


     THE FUND WILL NOT MAKE LOANS, EXCEPT THAT THE FUND MAY PURCHASE OR HOLD DEBT INSTRUMENTS IN ACCORDANCE WITH ITS INVESTMENT OBJECTIVE AND POLICIES; PROVIDED HOWEVER, THIS RESTRICTION DOES NOT APPLY TO REPURCHASE AGREEMENTS OR LOANS OF PORTFOLIO SECURITIES.

     The 1940 Act requires all mutual funds to adopt fundamental policies regarding lending. Although the 1940 Act does not impose percentage limits on the amount that funds may lend, the 1940 Act prohibits funds from making loans to persons who control or are under common control with the funds, effectively prohibiting loans where conflicts of interest or undue influence are most likely present.

     Approval of this proposal 1E would allow each Fund to lend to the extent permitted by current law by replacing each Fund's current fundamental policies regarding lending with a more flexible, standard fundamental policy.

     The proposal is not expected to materially affect the operation of each Fund. However, the proposed fundamental policy clarifies that each Fund may invest in repurchase agreements and may lend its portfolio securities. These practices may involve additional risk to a Fund. However, CDC IXIS Advisers believes that the added benefits outweigh the limited risk of such activities.

     Under the current investment policy regarding lending, neither of the Funds may loan their portfolio securities. The proposed amendment to each Fund's fundamental policy regarding loans, together with the proposed amendment to each Fund's fundamental policy regarding borrowing, if approved by the shareholders, will allow the Funds to lend up to 33 1/3% of their total assets in the form of their portfolio securities. The Funds will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. In connection with securities lending transactions, the Funds will pay various fees and, although these transactions must be fully collateralized, the Funds will be subject to some credit risk if the borrower should default on its obligation and the Funds are delayed in or prevented from recovering the collateral.

PROPOSALS 1F & 1G:         CERTAIN TYPES OF INVESTMENTS

PROPOSALS TO AMEND EACH FUND'S FUNDAMENTAL POLICY PROHIBITING PURCHASES AND SALES OF CERTAIN TYPES OF SECURITIES

Each Fund's proposed fundamental investment policies prohibiting purchases and sales of certain types of investments and securities split the current fundamental policy into two separate fundamental polices. The two proposed fundamental policies are as follows:

     PROPOSAL 1F:


     THE FUND WILL NOT PURCHASE OR SELL REAL ESTATE, ALTHOUGH IT MAY PURCHASE SECURITIES OF ISSUERS THAT DEAL IN REAL ESTATE, SECURITIES THAT ARE SECURED BY INTERESTS IN REAL ESTATE, AND SECURITIES THAT REPRESENT INTERESTS IN REAL ESTATE, AND IT MAY ACQUIRE AND DISPOSE OF REAL ESTATE OR INTERESTS IN REAL ESTATE ACQUIRED THROUGH THE EXERCISE OF ITS RIGHTS AS A HOLDER OF DEBT OBLIGATIONS SECURED BY REAL ESTATE OR INTERESTS THEREIN.

     PROPOSAL 1G:

     THE FUND WILL NOT PURCHASE OR SELL COMMODITIES, EXCEPT THAT THE FUND MAY PURCHASE AND SELL FUTURES CONTRACTS AND OPTIONS, MAY ENTER INTO FOREIGN EXCHANGE CONTRACTS AND MAY ENTER INTO SWAP AGREEMENTS AND OTHER FINANCIAL TRANSACTIONS NOT REQUIRING THE DELIVERY OF PHYSICAL COMMODITIES.

     The 1940 Act requires all funds to adopt fundamental policies regarding investments in real estate and commodities. It is the opinion of CDC IXIS Advisers that this does not preclude investment in securities of issuers that deal or invest in real estate.

     The two proposed fundamental policies clarify the types of securities in which each Fund is authorized to invest and standardizes the fundamental policies concerning real estate and commodities. The proposed fundamental policies would make it explicit that each Fund may acquire a security or other instrument whose payments of interest and principal may be secured by a mortgage or other right to foreclose on real estate in the event of default. Any investments in these securities are, of course, subject to each Fund's investment objectives and policies, including diversification and concentration.

     While the proposed changes will have no current impact on each Fund, adoption of the proposed standardized fundamental policies will advance the goals of standardization discussed above.

PROPOSAL 1H:  SENIOR SECURITIES

PROPOSAL TO AMEND EACH FUND'S FUNDAMENTAL POLICY RELATING TO ISSUING SENIOR SECURITIES

Each Fund's proposed fundamental investment policy in relation to issuing senior securities is as follows:

     THE FUND WILL NOT ISSUE SENIOR SECURITIES, EXCEPT FOR PERMITTED BORROWINGS OR AS OTHERWISE PERMITTED UNDER THE 1940 ACT.

     The  1940  Act  currently   prohibits  mutual  funds  from  issuing  senior
securities. Additionally, the 1940 Act requires all funds to adopt a fundamental policy regarding the issuance of senior securities.

     Approval of this proposal 1H would permit each Fund to replace its current fundamental policy regarding the issuance of senior securities with a more flexible, standard fundamental policy. The Trustees believes that this more flexible fundamental policy is in the best interests of each Fund and its shareholders because it would allow each Fund, subject to Board approval, to adapt to future developments in investment practices and changes in laws and regulations and regulatory positions without the delay and cost of a shareholder meeting.

     Since each Fund adopted its current fundamental policies, the SEC staff's interpretation of what constitutes the issuance of a senior security has evolved with changes in market conditions. The proposed changes would enable the

Trustees to evaluate the use of new portfolio management techniques and give each Fund the flexibility to respond to future changes.

     Adoption of the proposed fundamental policy concerning senior securities is not expected to materially affect the operation of each Fund. However, adoption of a flexible, standardized fundamental policy will facilitate investment compliance efforts on behalf of each Fund and will allow each Fund to respond to legal, regulatory and market developments which may make the use of permissible senior securities advantageous to each Fund and its shareholders.


RECLASSIFICATION OR ELIMINATION OF EACH FUND'S CURRENT FUNDAMENTAL POLICIES

     Like all mutual funds, when each Fund was established, the Trustees adopted certain investment policies that would govern the efforts of each Fund's investment adviser in seeking the Fund's investment objective. Some of these policies were designated as "fundamental" and, as such, may not be changed unless the change has first been approved by the Trustees and then by the shareholders of each Fund. Many of each Fund's investment policies were required to be classified as fundamental under the securities laws of various states. Since October 1996, such state securities laws and regulations regarding fundamental investment policies have been preempted by federal law and no longer apply.

     Each Fund's fundamental policies were established to reflect certain regulatory, business or industry conditions as they existed at the time that Fund was established. Many such conditions no longer exist. The 1940 Act requires only that the policies discussed in Proposals 1A through 1H above be classified as fundamental.


     Non-fundamental policies may be changed or eliminated by each Fund's Trustees at any time without approval of the Fund's shareholders. The current fundamental policy proposed to be reclassified as non-fundamental is proposal 1I. The current fundamental policies proposed to be eliminated are proposals 1J through 1O.


     None of the proposed changes will alter each Fund's investment objective. Indeed, the Trustees believe that the reclassification of certain fundamental policies to non-fundamental policies or the elimination of certain fundamental policies will enhance the ability of each Fund to achieve its investment objective because the Fund will have greater investment management flexibility to respond to changed market, industry or regulatory conditions without the delay and expense of the solicitation of shareholder approval.

PROPOSAL 1I:      OPTIONS AND WARRANTS


PROPOSAL TO RECLASSIFY EACH FUND'S FUNDAMENTAL POLICIES REGARDING PURCHASING AND WRITING OF OPTIONS OR WARRANTS OR COMBINATIONS THEREOF

     The 1940 Act does not currently require a Fund to have a fundamental policy restricting purchasing or writing options or warrants. If approved, proposal 1I would reclassify each Fund's fundamental policy regarding purchasing and writing of options or warrants or combinations thereof as non-fundamental.


     It is believed that reclassifying this fundamental policy will expand each Fund's universe of available investments. In addition, by converting these policies to non-fundamental, the Trustees will be able to take appropriate and timely action to amend the non-fundamental policy without the expense and delay associated with a shareholder meeting, in the event that regulatory or other changes, making revisions to this policy desirable, occur in the future. The Trustees believe that this more flexible non-fundamental policy is in the best interests of each Fund and its shareholders.

PROPOSAL 1J:      PLEDGING

PROPOSAL TO ELIMINATE EACH FUND'S FUNDAMENTAL POLICY REGARDING PLEDGING

     This policy was adopted by each Fund because of requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. Therefore, a Fund is no longer required to maintain this fundamental policy and this proposal 1J seeks to eliminate it. The Trustees believe that elimination of this policy would benefit each Fund and its shareholders by increasing a subadviser's flexibility in managing the assets of each Fund.

PROPOSAL 1K:      UNSEASONED BUSINESSES


PROPOSAL TO ELIMINATE EACH FUND'S FUNDAMENTAL POLICY CONCERNING UNSEASONED BUSINESSES


     This policy was adopted by each Fund because of requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares, and the 1940 Act does not require this current fundamental policy. If this policy is eliminated and a Fund's subadviser determines it is advisable to so invest, shareholders would have a greater exposure to the risks associated with such investments. The Trustees do not believe that elimination of the current fundamental policy would materially increase the risks to each Fund's shareholders. Accordingly, the Trustees believe that elimination of the current fundamental policies regarding investment in "unseasoned businesses" is in the best interests of each Fund and its shareholders.

PROPOSAL 1L:      TRUSTEES' & OFFICERS' OWNERSHIP OF SECURITIES


PROPOSAL TO ELIMINATE EACH FUND'S FUNDAMENTAL POLICY PROHIBITING PURCHASES OF SECURITIES IF HELD BY THE TRUST'S OR INVESTMENT ADVISER'S TRUSTEES/DIRECTORS AND OFFICERS

     This policy was adopted by each Fund because of requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. The Trustees believe that eliminating this policy would be in the best interests of each Fund and its shareholders because it would increase a subadviser's flexibility in managing the assets of the Funds without any material increase in risks to shareholders. In addition, it is the opinion of CDC IXIS Advisers that there are adequate safeguards currently in place, such as the codes of ethics required to be adopted under Rule 17j-1 under the 1940 Act, that protect each Fund from any improper dealings of its Trustees or officers for which this policy was originally designed.


PROPOSAL 1M:      CONTROL OR MANAGEMENT

PROPOSAL TO ELIMINATE EACH FUND'S FUNDAMENTAL POLICY RELATING TO EXERCISING CONTROL OR MANAGEMENT

     The 1940 Act does not require a Fund to have a fundamental policy regarding investing for the purpose of exercising control of an issuer. This policy was adopted by each Fund because of requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares.

PROPOSAL 1N:      JOINT TRADING

PROPOSAL TO ELIMINATE EACH FUND'S FUNDAMENTAL POLICY RELATING TO JOINT TRADING ACCOUNTS

     The 1940 Act does not currently require a Fund to have a fundamental policy relating to joint trading accounts. It is believed that eliminating this fundamental policy will increase each Fund's flexibility in executing securities transactions to the extent permitted by the 1940 Act.

PROPOSAL 1O:      SECURITIES OF OTHER INVESTMENT COMPANIES


PROPOSAL TO ELIMINATE EACH FUND'S FUNDAMENTAL POLICY RELATING TO INVESTING IN OTHER INVESTMENT COMPANIES

     This policy was adopted by each Fund because of requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. Investment in shares of other investment companies is specifically addressed by section 12(d)(1) of the 1940 Act. The 1940 Act generally limits a Fund to (i) purchasing 3% of the total outstanding voting stock of a single other investment company; (ii) investing 5% of its total assets in the securities of a single other investment company; and (iii) investing 10% of its total assets in securities of other investment companies.


     The proposal to eliminate this fundamental policy will allow each Fund to invest in other investment companies to the extent permitted by the 1940 Act. To the extent each Fund invests in shares of other investment companies, shareholders may indirectly bear a portion of the expenses of the investment companies in which the Fund invests. A subadviser will take these expenses into account prior to deciding that such an investment is suitable for each Fund.

     The Trustees believe that eliminating each Fund's current fundamental policy regarding investment in the securities of other investment companies is in the best interests of each Fund and its shareholders.

          THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE
                    FUNDS VOTE IN FAVOR OF PROPOSALS 1A-1O.

II.      OTHER INFORMATION

     PRINCIPAL UNDERWRITER AND ADMINISTRATOR. CDC IXIS Asset Management Distribution Corporation ("CDC IXIS Distribution Corporation") is the sole general partner of CDC IXIS Distributors, the Funds' principal underwriter, and the sole shareholder of CDC IXIS Asset Management Services, Inc. ("CDC IXIS Services"), the Funds' transfer and shareholder servicing agent and the Funds' administrator. CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America") owns the entire limited partnership interest in CDC IXIS Distributors. The address of CDC IXIS Distributors and CDC IXIS Services is 399 Boylston Street, Boston, Massachusetts 02116.

     ADVISER AND SUBADVISERS. Capital Growth Management Limited Partnership, One International Place, Boston, Massachusetts 02110, is the adviser to CDC Nvest Targeted Equity Fund. CDC IXIS Advisers, 399 Boylston Street, Boston, Massachusetts 02116, is the adviser to CDC Nvest Star Value Fund. CDC Nvest Star Value Fund has four different subadvisers: Harris Associates L.P., Two North LaSalle Street, Chicago, Illinois 60602; Loomis, Sayles & Company, L.P., One Financial Center, Boston, Massachusetts 02111; Vaughan, Nelson, Scarborough & McCullough, L.P., 600 Travis Street, Suite 6300, Houston, Texas 77002; and Westpeak Global Advisors, L.P., 1470 Walnut Street, Boulder, Colorado 80302.


     OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS. Shareholders of record at the close of business on August 30, 2002 are entitled to notice of and to vote at the Meeting and any adjourned session. Appendix B to this Proxy Statement lists for each Fund the total number of shares outstanding as of July 31, 2002 for each class of a Fund's shares. It also identifies holders, as of July 31, 2002, of more than 5% of any class of shares of a Fund, and contains information about the shareholdings in a Fund of the Trustees and the executive officers of such Fund as of July 31, 2002.


INFORMATION ABOUT PROXIES AND THE CONDUCT OF THE MEETING

     SOLICITATION OF PROXIES. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures (which may include electronic delivery), but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mails by officers of the Funds or by employees or agents of CDC IXIS Advisers, a Fund's subadviser, or of CDC IXIS North America and its affiliated companies. In addition, Alamo Direct may be engaged to assist in the solicitation of proxies, at an estimated cost of approximately $25,000.

     COSTS OF SOLICITATION. The costs of the Meeting, including the costs of soliciting proxies, will be paid by the Funds based on appropriate methodology determined by the Funds' Treasurer.

     VOTING AND TABULATION OF PROXIES. Each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote. Shares represented by duly executed and timely proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the relevant proposal. You may vote by any one of the three following methods: (1) by mailing the enclosed proxy card, (2) through use of the internet or (3) by telephone. If you mail the enclosed proxy and no choice is indicated for a proposal listed in the attached Notice of Meeting, your proxy will be voted in favor of that proposal. Votes made through use of the internet or by telephone must have an indicated choice in order to be accepted. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Trust,
(ii) by properly executing a later-dated proxy (by any of the methods of voting described above), or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

     Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the "Tellers"). Forty percent of the shares of each Fund outstanding on the Record Date, present in person or represented by proxy, constitutes quorum for the transaction of business by the shareholders of that Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted. With respect to Fund shares held in individual retirement accounts (including Traditional, Rollover, SEP, SAR-SEP, Roth and SIMPLE IRAs) for which State Street Bank and Trust Company (the "IRA Custodian") serves as the custodian ("CDC Nvest IRAs"), the IRA Custodian will vote those shares for which it has received voting instructions from shareholders in accordance with such instructions. If no voting instructions are received by the IRA Custodian, the IRA Custodian will vote the shares (including abstentions) for a shareholder in the same proportion as other CDC Nvest IRA shareholders have voted. The Tellers will count shares represented by proxies representing Fund shares held in CDC Nvest IRAs as shares that are present and entitled to vote.

     REQUIRED  VOTE. The vote required to approve each proposal is the lesser of
(1) 67% of the shares of that Fund that are present at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the Record Date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Fund outstanding on the Record Date. If the required vote is not obtained for any proposal, the Trustees will consider what other actions to take in the best interests of the relevant Fund.

     ADJOURNMENTS; OTHER BUSINESS. In the event that a quorum is not present for purposes of acting on a proposal, or if sufficient votes in favor of a proposal are not received by the time of the Meeting, the persons named as proxies may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of each Fund that are present in person or by proxy when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of any proposal that has not yet then been adopted. They will vote against any such adjournment any proxy that directs them to vote against each proposal that has not yet then been adopted. They will not vote any proxy that directs them to abstain from voting on a proposal.

     The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the approval of the amendment, reclassification or elimination of certain fundamental policies of each Fund. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Trust has previously received written contrary instructions from the shareholder entitled to vote the shares.

     SHAREHOLDER PROPOSALS AT FUTURE MEETINGS. The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of a Fund must be received by such Fund in writing a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

                                   APPENDIX A
TARGETED EQUITY FUND

PROPOSED AMENDMENTS TO INVESTMENT
POLICIES

The following fundamental investment policies are proposed to be amended:



      CURRENT INVESTMENT POLICY                    PROPOSED INVESTMENT POLICY
The Fund will not:                                        The Fund will not:
-----------------------------------------------------------------------------------------------------------------------------
PROPOSALS 1A AND 1B
-----------------------------------------------------------------------------------------------------------------------------
    o    Purchase any security (other than U.S.           o    With respect to 75% of its total assets,
         government securities) if, as a result, more          purchase any security if, as a result, more
         than 5% of the Fund's total assets (taken at          than 5% of its total assets (based on
         current value) would then be invested in              current value) would then be invested in the
         securities of a single issuer or 25% of the           securities of a single issuer or acquire
         Fund's total assets (taken at current value)          more than 10% of the outstanding voting
         would be invested in any one industry.                securities of any issuer; provided however,
                                                               this limitation does not apply to government
                                                               securities as defined in the 1940 Act.




    o    Acquire more than 10% of any class of            o    Purchase any security (other than U.S.
         securities of an issuer (taking all preferred         government securities) if, as a result, more
         stock issues of an issuer as a single class           than 25% of the Fund's total assets (taken
         and all debt issues of an issuer as a single          at current value) would be invested in any
         class) or acquire more than 10% of the                one industry. For purposes of this restriction,
         outstanding voting securities of an issuer.           telephone, gas and electric public utilities
                                                               are each regarded as separate industries and
                                                               finance companies whose financing activities
                                                               are related primarily to the activities of their
                                                               parent companies are classified in the industry
                                                               of their parents. For purposes of this
                                                               restriction with regard to bank obligations,
                                                               bank obligations are considered to be one
                                                               industry, and asset-backed securities are not
                                                               considered to be bank obligations.

-----------------------------------------------------------------------------------------------------------------------------
    PROPOSAL 1C
-----------------------------------------------------------------------------------------------------------------------------
    o    Purchase securities on margin (but it may        o    Make short sales of securities, maintain a
         obtain such short-term credits as may be              short position or purchase securities on
         necessary for the clearance of purchases and          margin, except that the Fund may obtain
         sales of securities), or make short sales             short-term credits as necessary for the
         except where, by virtue of ownership of other         clearance of security transactions, and the
         securities, it has the right to obtain,               Fund may make any short sales or maintain
         without payment of further consideration,             any short positions where the short sales or
         securities equivalent in kind and amount to           short positions would not constitute "senior
         those sold, and the Fund will not deposit or          securities" under the 1940 Act.
         pledge more than 10% of its total assets
         (taken at current value) as collateral for
         such sales.


-----------------------------------------------------------------------------------------------------------------------------
    PROPOSAL 1D
-----------------------------------------------------------------------------------------------------------------------------
    o    Borrow money in excess of 10% of its total       o    Borrow money except for temporary or
         assets (taken at cost) or 5% of its total             emergency purposes; provided however, that
         assets (taken at current value), whichever            the Fund may loan securities, engage in
         is lower, and then only as a temporary                reverse repurchase agreements and dollar
         measure for extraordinary or emergency                rolls, in an amount not exceeding 33 1/3% of
         purposes.                                             its total assets taken at cost.

-----------------------------------------------------------------------------------------------------------------------------
    PROPOSAL 1E
-----------------------------------------------------------------------------------------------------------------------------
    o    Make loans, except by purchase of bonds,         o    Make loans, except that the Fund may
         debentures, commercial paper, corporate               purchase or hold debt instruments in
         notes and similar evidences of indebtedness,          accordance with its investment objective and
         which are a part of an issue to the public or         policies; provided however, this restriction
         to financial institutions.                            does not apply to repurchase agreements or
                                                               loans of portfolio securities.

-----------------------------------------------------------------------------------------------------------------------------
    PROPOSALS 1F AND 1G
    o    Buy or sell oil, gas or other mineral leases,    o    Purchase or sell real estate, although it may
         rights or royalty contracts, real estate or           purchase securities of issuers that deal in
         commodities or commodity contracts. (This             real estate, securities that are secured  by
         restriction does not prevent the Fund from            interests in real estate, and securities that
         purchasing securities of companies investing          represent interests in real estate, and
         in the foregoing).                                    it may acquire and dispose of real estate or
                                                               interests in real estate acquired through the
                                                               exercise of its rights as a holder of debt
                                                               obligations secured by real estate or interests
                                                               therein.


                                                          o    Purchase or sell commodities, except that the
                                                               Fund may purchase and sell futures contracts
                                                               and options, may enter into foreign exchange
                                                               contracts and may enter into swap agreements
                                                               and other financial transactions not requiring
                                                               the delivery of physical commodities.


-----------------------------------------------------------------------------------------------------------------------------
      PROPOSAL 1H
-----------------------------------------------------------------------------------------------------------------------------
    o    Issue senior securities.  For the purpose of     o    Issue senior securities, except for
         this restriction, none of the following is            permitted borrowings or as otherwise
         deemed to be a senior security:  any borrowing        permitted under the 1940 Act.
         permitted by restriction (4) above [the
         current investment policy set forth under
         Proposal 1D]; any pledge or other encumbrance
         of assets permitted by restriction (5) above
         [the current investment policy set forth under
         Proposal 1J]; any collateral arrangements with
         respect to options, forward contracts, futures
         contracts, swap contracts and other similar
         contracts and options on futures contracts and
         with respect to initial and variation margin;
         the purchase or sale of options, forward
         contracts, futures contracts, swap contracts
         and other similar contracts or options on
         futures contracts; and the issuance of shares
         of beneficial interest permitted from time to
         time by the provisions of CDC Nvest Funds
         Trust I's Agreement and Declaration of Trust
         and by the 1940 Act, the rules thereunder, or
         any exemption therefrom.

PROPOSED RECLASSIFICATION OF INVESTMENT POLICIES

The following fundamental investment policy is proposed to be changed to a non-fundamental investment policy:

--------------------------------------------------------------------------------
  PROPOSAL 1I
    o The Fund will not purchase options or warrants if, as a result, more than 1% of its total assets (taken at current value) would be invested in such securities.
    o    The Fund will not write options or warrants.

PROPOSED ELIMINATION OF INVESTMENT POLICIES

The following fundamental policies are proposed to be eliminated:

     The Fund will not:
--------------------------------------------------------------------------------
  PROPOSAL 1J
--------------------------------------------------------------------------------
    o    Pledge more than 15% of its total assets (taken at cost).

--------------------------------------------------------------------------------
  PROPOSAL 1K
--------------------------------------------------------------------------------
    o Invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old.

--------------------------------------------------------------------------------
  PROPOSAL 1L
--------------------------------------------------------------------------------
    o Purchase or retain securities of any issuer if officers and trustees of CDC Nvest Funds Trust I or of the investment adviser of the Fund who individually own more than 1/2 of 1% of the shares or securities of that issuer together own more than 5%.

--------------------------------------------------------------------------------
  PROPOSAL 1M
--------------------------------------------------------------------------------
    o    Make investments for the purpose of exercising control or management.

--------------------------------------------------------------------------------
  PROPOSAL 1N
--------------------------------------------------------------------------------
    o Participate on a joint or joint and several basis in any trading account in securities.

--------------------------------------------------------------------------------
  PROPOSAL 1O
--------------------------------------------------------------------------------
    o Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions. (Under the 1940 Act, the Targeted Equity Fund may not
         (a) invest more than 10% of its total assets [taken at current value] in such securities, (b) own securities of any one investment company having a value in excess of 5% of the total assets of the Fund [taken at current value], or (c) own more than 3% of the outstanding voting stock of any one investment company).

STAR VALUE FUND

PROPOSED AMENDMENTS TO INVESTMENT POLICIES

 The following fundamental investment policies are proposed to be amended:



                   CURRENT INVESTMENT POLICY                                PROPOSED INVESTMENT POLICY
    The Fund will not:                                        The Fund will not:
-----------------------------------------------------------------------------------------------------------------------------
  PROPOSALS 1A AND 1B
-----------------------------------------------------------------------------------------------------------------------------
    o    Purchase any security (other than U.S.           o    With respect to 75% of its total assets,
         government securities) if, as a result, more          purchase any security if, as a result, more
         than 5% of the Fund's total assets (taken at          than 5% of its total assets (based on
         current value) would then be invested in              current value) would then be invested in the
         securities of a single issuer or 25% of the           securities of a single issuer or acquire
         Fund's total assets (taken at current value)          more than 10% of the outstanding voting
         would be invested in any one industry.                securities of any issuer; provided however,
    o    Acquire more than 10% of any class of                 this limitation does not apply to government
         securities of an issuer (taking all preferred         securities as defined in the 1940 Act.
         stock issues of an issuer as a single class      o    Purchase any security (other than U.S.
         and all debt issues of an issuer as a single          government securities) if, as a result, more
         class) or acquire more than 10% of the                than 25% of the Fund's total assets (taken
         outstanding voting securities of an issuer.           at current value) would be invested in any
                                                               one industry. For purposes of this restriction,
                                                               telephone, gas and electric
                                                               public utilities are each regarded as separate
                                                               industries and finance companies whose
                                                               financing activities are related primarily
                                                               to the activities of their parent companies
                                                               are classified in the industry of their
                                                               parents. For purposes of this restriction with
                                                               regard to bank obligations, bank obligations
                                                               are considered to be one industry, and
                                                               asset-backed securities are not considered
                                                               to be bank obligations.

-----------------------------------------------------------------------------------------------------------------------------
  PROPOSAL 1C
-----------------------------------------------------------------------------------------------------------------------------
    o    Purchase securities on margin (but it may        o    Make short sales of securities, maintain a
         obtain such short-term credits as may be              short position or purchase securities on
         necessary for the clearance of purchases and          margin, except that the Fund may obtain
         sales of securities), or make short sales             short-term credits as necessary for the
         except when, by virtue of ownership of other          clearance of security transactions, and the
         securities, it has the right to obtain,               Fund may make any short sales or maintain
         without payment of further consideration,             any short positions where the short sales or
         securities equivalent in kind and amount to           short positions would not constitute "senior
         those sold, and the Fund will not deposit or          securities" under the 1940 Act.
         pledge more than 10% of its total assets
         (taken at current value) as collateral for
         such sales.



-----------------------------------------------------------------------------------------------------------------------------
  PROPOSAL 1D
-----------------------------------------------------------------------------------------------------------------------------
    o    Borrow money in excess of 10% of its total       o    Borrow money except for temporary or
         assets (taken at cost) or 5% of its total             emergency purposes; provided however, that
         assets (taken at current value), whichever            the Fund may loan securities, engage in
         is lower, and then only as a temporary measure        reverse repurchase agreements and dollar rolls,
         for extraordinary or emergency purposes.              in an amount not exceeding 33 1/3% of its total
                                                               assets taken at cost.

-----------------------------------------------------------------------------------------------------------------------------
  PROPOSAL 1E
-----------------------------------------------------------------------------------------------------------------------------
    o    Make loans, except by purchase of bonds,         o    Make loans, except that the Fund may purchase
         debentures, commercial paper, corporate notes         or hold debt instruments in accordance with
         and similar evidences of indebtedness, which          its investment objective and policies;
         are a part of an issue to the public or to            provided however, this restriction does not
         financial institutions.                               apply to repurchase agreements or loans of
                                                               portfolio securities.

-----------------------------------------------------------------------------------------------------------------------------
  PROPOSALS 1F AND 1G
-----------------------------------------------------------------------------------------------------------------------------
    o    Buy or sell oil, gas or other mineral leases,    o    Purchase or sell real estate, although it may
         rights or royalty contracts, real estate or           purchase securities of issuers that deal in
         commodities or commodity contracts.  Also, the        real estate, securities that are secured by
         Fund will not buy or sell real estate or              interests in real estate, and securities that
         interests in real estate which are not readily        represent interests in real estate, and it may
         marketable.  (This restriction does not prevent       acquire and dispose of real estate or
         the Fund from purchasing securities of companies      interests in real estate acquired through the
         investing in the foregoing).                          exercise of its rights as a holder of debt
                                                               obligations secured by real estate or
                                                               interests therein.

                                                          o    Purchase or sell commodities, except that the
                                                               Fund may purchase and sell futures contracts
                                                               and options, may enter into foreign exchange
                                                               contracts and may enter into swap agreements and
                                                               other  financial  transactions not requiring the
                                                               delivery of physical commodities.


-----------------------------------------------------------------------------------------------------------------------------
  PROPOSAL 1H
-----------------------------------------------------------------------------------------------------------------------------
    o    Issue senior securities.  For the purpose of     o    Issue senior securities, except for permitted
         this restriction, none of the following is deemed     borrowings or as otherwise permitted under the
         to be a senior security:  any borrowing permitted     1940 Act.
         by restriction (4) above [the current investment
         policy set forth under Proposal 1D]; any pledge
         or other encumbrance of assets permitted by
         restriction (5) above [the current investment
         policy set forth under Proposal 1J]; any
         collateral arrangements with respect to options,
         forward contracts, futures contracts, swap
         contracts and other similar contracts and options
         on futures contracts and with respect to initial
         and variation margin; the purchase or sale of
         options, forward contracts, futures contracts,
         swap contracts and other similar contracts or
         options on futures contracts; and the issuance of
         shares of beneficial interest permitted from time
         to time by the provisions of CDC Nvest Funds
         Trust I's Agreement and Declaration of Trust and
         by the 1940 Act, the rules thereunder, or any
         exemption therefrom.

PROPOSED RECLASSIFICATION OF INVESTMENT POLICIES

The following fundamental investment policies are proposed to be changed to non-fundamental investment policies:

--------------------------------------------------------------------------------
  PROPOSAL 1I
--------------------------------------------------------------------------------
    o The Fund will not purchase options or warrants if, as a result, more than 1% of its total assets (taken at current value) would be invested in such securities.

    o    The Fund will not write options or warrants.

PROPOSED ELIMINATION OF INVESTMENT POLICIES

The following fundamental policies are proposed to be eliminated:

     The Fund will not:
--------------------------------------------------------------------------------
  PROPOSAL 1J
--------------------------------------------------------------------------------
    o    Pledge more than 15% of its total assets (taken at cost).

--------------------------------------------------------------------------------
  PROPOSAL 1K
--------------------------------------------------------------------------------
    o Invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old.

--------------------------------------------------------------------------------
  PROPOSAL 1L
--------------------------------------------------------------------------------
    o Purchase or retain securities of any issuer if officers and trustees of CDC Nvest Funds Trust I or of the investment adviser of the Fund who individually own more than 1/2 of 1% of the shares or securities of that issuer together own more than 5%.

--------------------------------------------------------------------------------
  PROPOSAL 1M
--------------------------------------------------------------------------------
    o    Make investments for the purpose of exercising control or management.

--------------------------------------------------------------------------------
    PROPOSAL 1N
--------------------------------------------------------------------------------
    o Participate on a joint or joint and several basis in any trading account in securities.

--------------------------------------------------------------------------------
    PROPOSAL 1O
--------------------------------------------------------------------------------
    o Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions. (Under the 1940 Act, the Fund may not (a) invest more than 10% of its total assets taken at current value in such securities, (b) own securities of any one investment company having a value in excess of 5% of the total assets of such Fund taken at current value, or (c) own more than 3% of the outstanding voting stock of any one investment company).

                                   APPENDIX B

OUTSTANDING SHARES
As of July 31, 2002, the total number of shares outstanding for each class of the Funds were approximately as follows:

--------------------------------------------------------------------------------
CDC NVEST TARGETED EQUITY FUND                      CDC NVEST STAR VALUE FUND
--------------------------------------------------------------------------------
Class A        116,456,329.694                    Class A        16,505,438.899
--------------------------------------------------------------------------------
Class B          9,299,595.629                    Class B         5,292,238.078
--------------------------------------------------------------------------------
Class C            486,238.364                    Class C           376,479.371
--------------------------------------------------------------------------------
CLASS Y          1,004,683.382                    CLASS Y         1,053,563.075
--------------------------------------------------------------------------------
Total          127,246,847.069                    Total          23,227,719.423
--------------------------------------------------------------------------------

SIGNIFICANT SHAREHOLDERS
As of July 31, 2002, the following persons owned of record or beneficially more than 5% of the noted class of shares of the Funds:

CDC NVEST TARGETED EQUITY FUND

--------------- ------------------------------------------------- ----------------------- ---------------------------
                                    Name and                              Shares                Percentage of
                                   Address of                                                 Outstanding Shares
    CLASS                            OWNER                                OWNED                 OF CLASS OWNED
--------------- ------------------------------------------------- ----------------------- ---------------------------
      B         MLPF&S For the Sole Benefit of                         495,876.717                  5.33%
                Its Customers
                Attn Fund Administration ML #97CH1
                4800 Deer Lake Drive East - 2nd Floor
                Jacksonville FL  32246-6484*
--------------- ------------------------------------------------- ----------------------- ---------------------------
      C         MLPF&S For the Sole Benefit of                          75,677.209                  15.56%
                Its Customers
                Attn Fund Administration ML #97UR8
                4800 Deer Lake Drive East - 2nd Floor
                Jacksonville FL  32246-6484*
--------------- ------------------------------------------------- ----------------------- ---------------------------
      Y         Chase Manhattan Bank                                   996,586.153                  99.19%
                MetLife Defined Contribution Group
                4 New York Plaza - Floor 2
                New York, NY 10004-2413*
--------------- ------------------------------------------------- ----------------------- ---------------------------

*Such ownership may be beneficially held by individuals or entities other than the owner listed.

As of July 31, 2002, the Trustees and the executive officer of the Trust, as a group and individually, owned less than 1% of any class of shares of the Fund.

CDC NVEST STAR VALUE FUND

--------------- ------------------------------------------------- ----------------------- ---------------------------
                                   Name and                                                    Percentage of
                                  Address of                             Shares              Outstanding Shares
    class                           owner                                owned                 of class owned
--------------- ------------------------------------------------- ----------------------- ---------------------------
      C         MLPF&S for the Sole Benefit of                         40, 202.786                  10.68%
                Its Customers
                Attn Fund Administration ML#97UA6
                4800 Deer Lake Drive East - 2nd Floor
                Jacksonville FL  32246-6484*
--------------- ------------------------------------------------- ----------------------- ---------------------------
      Y         Metropolitan Life Insurance                            730,867.072                  69.37%
                Company Issuer
                Attn Larry Hoinsington
                510 Boylston Street - Floor 6
                Boston  MA 02116-3769*
--------------- ------------------------------------------------- ----------------------- ---------------------------
                New England Life Insurance Co                          322,691.351                  30.63%
                C/o Andrew Kaniuk
                Met Life The Cresent - Floor 6
                501 Route 22
                Bridgewater NJ  08807-2441*
--------------- ------------------------------------------------- ----------------------- ---------------------------

*Such ownership may be beneficially held by individuals or entities other than the owner listed.

As of July 31, 2002, the Trustees and the executive officer of the Trust, as a group and individually, owned less than 1% of any class of shares of the Fund.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                  PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

                                              YOUR PROXY VOTE IS IMPORTANT!

                                              AND NOW YOU CAN VOTE YOUR PROXY ON
                                              THE PHONE OR THE INTERNET.

                                              IT SAVES MONEY! TELEPHONE AND
                                              INTERNET VOTING SAVES POSTAGE
                                              COSTS.  SAVINGS WHICH CAN HELP
                                              MINIMIZE FUND EXPENSES.

                                              IT SAVES TIME!  TELEPHONE AND
                                              INTERNET VOTING IS INSTANTANEOUS -
                                              24 HOURS A DAY.

                                              IT'S EASY!  JUST FOLLOW THESE
                                              SIMPLE STEPS:

                                              1. READ YOUR PROXY STATEMENT AND
                                              HAVE IT AT HAND.

                                              2. CALL TOLL-FREE 1-800-597-7836
                                              OR GO TO WEBSITE:
                                              HTTPS://VOTE.PROXY-DIRECT.COM

                                              3. ENTER YOUR 14 DIGIT CONTROL
                                              NUMBER FROM YOUR PROXY CARD.

                                              4. FOLLOW THE RECORDED OR ON-
                                              SCREEN DIRECTIONS.

                                              5. DO NOT MAIL YOUR PROXY CARD
                                              WHEN YOU VOTE BY PHONE OR
                                              INTERNET.


                  Please detach at perforation before mailing.



PROXY CARD               CDC NVEST TARGETED EQUITY FUND               PROXY CARD
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 29, 2002



The undersigned hereby appoints John E. Pelletier, Thomas P. Cunningham and Coleen Downs Dinneen, and each of them separately, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of CDC Nvest Targeted Equity Fund (the "Fund"),on October 29, 2002 at 2:00 p.m. Eastern time, and any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

                                              VOTE VIA THE INTERNET:
                                              HTTPS://VOTE.PROXY-DIRECT.COM
                                              VOTE VIA THE TELEPHONE:
                                              1-800-597-7836
                                              CONTROL NUMBER:

                                              NOTE:  Please sign this proxy
                                              exactly as your name or names
                                              appears on this proxy card. All
                                              joint owners should sign. When
                                              signing as executor,administrator,
                                              attorney, trustee or guardian or
                                              as custodian for a minor, please
                                              give full title as such. If a
                                              corporation, please sign in full
                                              corporate name and indicate the
                                              signer's office.  If a partner,
                                              sign in the partnership name.

                                              ----------------------------------
                                              Signature

                                              ----------------------------------
                                              Signature of joint owner, if any

                                              ----------------------------------
                                              Date                    CNV_12608A


PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY



















In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof. The Trustees recommend a vote FOR all proposals. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLANK INK. EXAMPLE: ||



                  Please detach at perforation before mailing.







                                                 FOR     AGAINST     ABSTAIN
1.  Proposal to amend, reclassify or eliminate
    the Fund's fundamental policy as described
    in the proxy statement:
        A.  Relating to Diversification          ||        ||          ||    1A.
        B.  Relating to Industry Concentration   ||        ||          ||    1B.
        C.  Relating to Short Sales and Margin   ||        ||          ||    1C.
            Purchases
        D.  Regarding Borrowing                  ||        ||          ||    1D.
        E.  Regarding Loans                      ||        ||          ||    1E.
        F.  Prohibiting Purchases and Sales of   ||        ||          ||    1F.
            Real Estate
        G.  Prohibiting Purchases and Sales of   ||        ||          ||    1G.
            Commodities
        H.  Relating to Issuing Senior           ||        ||          ||    1H.
            Securities
        I.  Regarding the Purchasing and         ||        ||          ||    1I.
            Writing of Options or Warrants or
            Combinations thereof
        J.  Regarding Pledging                   ||        ||          ||    1J.
        K.  Concerning Unseasoned Businesses     ||        ||          ||    1K.
        L.  Prohibiting Purchases of             ||        ||          ||    1L.
            Securities if held by CDC Nvest
            Funds Trust I's or the Investment
            Adviser's Trustees/Directors and
            Officers
        M.  Relating to Exercising Control or    ||        ||          ||    1M.
            Management
        N.  Relating to Joint Trading Accounts   ||        ||          ||    1N.
        O.  Relating to Investing in other       ||        ||          ||    1O.
            Investment Companies


                                                                      CNV12608_A

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                  PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY


                                              YOUR PROXY VOTE IS IMPORTANT!

                                              AND NOW YOU CAN VOTE YOUR PROXY ON
                                              THE PHONE OR THE INTERNET.

                                              IT SAVES MONEY! TELEPHONE AND
                                              INTERNET VOTING SAVES POSTAGE
                                              COSTS.  SAVINGS WHICH CAN HELP
                                              MINIMIZE FUND EXPENSES.

                                              IT SAVES TIME!  TELEPHONE AND
                                              INTERNET VOTING IS INSTANTANEOUS -
                                              24 HOURS A DAY.

                                              IT'S EASY!  JUST FOLLOW THESE
                                              SIMPLE STEPS:

                                              1. READ YOUR PROXY STATEMENT AND
                                              HAVE IT AT HAND.

                                              2. CALL TOLL-FREE 1-800-597-7836
                                              OR GO TO WEBSITE:
                                              HTTPS://VOTE.PROXY-DIRECT.COM

                                              3. ENTER YOUR 14 DIGIT CONTROL
                                              NUMBER FROM YOUR PROXY CARD.

                                              4. FOLLOW THE RECORDED OR ON-
                                              SCREEN DIRECTIONS.

                                              5. DO NOT MAIL YOUR PROXY CARD
                                              WHEN YOU VOTE BY PHONE OR
                                              INTERNET.


                  Please detach at perforation before mailing.



PROXY CARD                  CDC NVEST STAR VALUE FUND                 PROXY CARD
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 29, 2002


The undersigned hereby appoints John E. Pelletier, Thomas P. Cunningham and Coleen Downs Dinneen, and each of them separately, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of CDC Nvest Star Value Fund (the "Fund"), on October 29, 2002 at 2:00 p.m. Eastern time, and any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

                                              VOTE VIA THE INTERNET:
                                              HTTPS://VOTE.PROXY-DIRECT.COM
                                              VOTE VIA THE TELEPHONE:
                                              1-800-597-7836
                                              CONTROL NUMBER:

                                              NOTE:  Please sign this proxy
                                              exactly as your name or names
                                              appears on this proxy card. All
                                              joint owners should sign. When
                                              signing as executor,administrator,
                                              attorney, trustee or guardian or
                                              as custodian for a minor, please
                                              give full title as such. If a
                                              corporation, please sign in full
                                              corporate name and indicate the
                                              signer's office.  If a partner,
                                              sign in the partnership name.

                                              ----------------------------------
                                              Signature

                                              ----------------------------------
                                              Signature of joint owner, if any

                                              ----------------------------------
                                              Date                    CNV_12608B


PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY





















In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof. The Trustees recommend a vote FOR all proposals. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLANK INK. EXAMPLE: ||



                  Please detach at perforation before mailing.







                                                 FOR     AGAINST     ABSTAIN
1.  Proposal to amend, reclassify or eliminate
    the Fund's fundamental policy as described
    in the proxy statement:
        A.  Relating to Diversification          ||        ||          ||    1A.
        B.  Relating to Industry Concentration   ||        ||          ||    1B.
        C.  Relating to Short Sales and Margin   ||        ||          ||    1C.
            Purchases
        D.  Regarding Borrowing                  ||        ||          ||    1D.
        E.  Regarding Loans                      ||        ||          ||    1E.
        F.  Prohibiting Purchases and Sales of   ||        ||          ||    1F.
            Real Estate
        G.  Prohibiting Purchases and Sales of   ||        ||          ||    1G.
            Commodities
        H.  Relating to Issuing Senior           ||        ||          ||    1H.
            Securities
        I.  Regarding the Purchasing and         ||        ||          ||    1I.
            Writing of Options or Warrants or
            Combinations thereof
        J.  Regarding Pledging                   ||        ||          ||    1J.
        K.  Concerning Unseasoned Businesses     ||        ||          ||    1K.
        L.  Prohibiting Purchases of             ||        ||          ||    1L.
            Securities if held by CDC Nvest
            Funds Trust I's or the Investment
            Adviser's Trustees/Directors and
            Officers
        M.  Relating to Exercising Control or    ||        ||          ||    1M.
            Management
        N.  Relating to Joint Trading Accounts   ||        ||          ||    1N.
        O.  Relating to Investing in other       ||        ||          ||    1O.
            Investment Companies

                                                                       CNV12608B

Email will be sent from YOURCDCNVESTACCOUNT@CDCNVESTFUNDS.COM
Subject will be: IMPORTANT - CDC Nvest Funds Shareholder Meeting

Thank you for taking advantage of CDC Nvest Funds E-delivery. This E-mail is notification that proxy materials for the CDC Nvest Funds Shareholder Meeting to be held on October 29, 2002 are available at the Web address indicated below.

CDC Nvest Funds Trust I
(the "Trust")

399 Boylston Street
Boston, MA 02116

CDC Nvest Targeted Equity Fund
CDC Nvest Star Value Fund
(the "Funds" and each a "Fund")

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
October 29, 2002

A special meeting (the "Meeting") of the shareholders of each Fund will be held at 2:00 p.m. on October 29, 2002 at the offices of CDC IXIS Asset Management Distributors, L.P., at 399 Boylston Street, 10th floor, Boston, Massachusetts 02116 for the following purposes:

1. To be voted on separately by the shareholders of each Fund: To amend, reclassify or eliminate certain fundamental investment policies and restrictions of each such Fund.
2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on August 30, 2002 are entitled to notice of and to vote at the Meeting and any adjourned session.

The Board of Trustees has unanimously approved the amendment, reclassification or elimination of certain fundamental investment policies and restrictions of each such Fund and recommends that you vote FOR the proposals. Please read the accompanying Proxy Statement for a more complete discussion of these proposals.

By order of the Board of Trustees,
JOHN E. PELLETIER, Secretary
August 30, 2002

                       **********PLEASE RESPOND**********
                   **********YOUR VOTE IS IMPORTANT**********

You can read the proxy materials at the following Web site:
http://www.cdcnvestfunds.com/public/whats_new/xxxxxxxxxx
(If your E-mail software supports it, simply click on the link)

You can enter your voting instructions at the following Web site:
HTTPS://VOTE.PROXY-DIRECT.COM/DEFAULT.HTM
(If your E-mail software supports it, simply click on the link)

To enter the HTTPS://VOTE.PROXY-DIRECT.COM/DEFAULT.htm site, you will need the control number(s) below and the last four digits of your Social Security Number or Tax ID to be used as a PIN. If you have multiple accounts, you must provide voting instructions for each account separately.

FUND: Fund Name
ACCOUNT NUMBER: 88888888
CONTROL NUMBER: 04010088888888

Multiple account listings will be seen as follows:
FUND: Fund Name
ACCOUNT NUMBER: 88888888
CONTROL NUMBER: 04010088888888

There is no charge for you to vote via this service, though you may incur costs associated with electronic access, such as usage charges from Internet access providers and telephone companies.

If you have any questions, please call CDC Nvest Funds at 800-225-5478. Thank you.

                                  ALAMO DIRECT
                       TOUCH-TONE TELEPHONE VOTING SCRIPT
                              CDC NVEST FUNDS PROXY
                            MEETING: OCTOBER 29, 2002

OPENING:

WHEN CONNECTED TO THE TOLL-FREE NUMBER, SHAREHOLDER WILL HEAR:

--------------------------------------------------------------------------------
"Welcome! Please enter the control number located beneath the telephone number."
--------------------------------------------------------------------------------

WHEN SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"This is the automated telephone voting site for the CDC Nvest Funds Proxy To vote as the Board recommends on all proposals, press 1 now.
To vote on each proposal separately, press 0 now."
--------------------------------------------------------------------------------

IF THE SHAREHOLDER HAS PRESSED 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"You have voted in favor of all proposals as the Board recommends . If this is correct press 1.
If incorrect, press 0."
--------------------------------------------------------------------------------


IF SHAREHOLDER ELECTS TO VOTE EACH PROPOSAL SEPARATELY, HE/SHE WILL HEAR:

Proposal 1:  To vote FOR all Sub-proposals, Press 1
            To vote AGAINST all sub-proposals, Press 9
           To ABSTAIN on all sub-proposals , press 0.

"TO VOTE AGAINST OR ABSTAIN A PARTICULAR SUB-PROPOSAL, PRESS 7 If 7 seven is pressed you hear,

--------------------------------------------------------------------------------
"Proposal 1A: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1A, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 1B: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1B, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 1C: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1C, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 1D: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1D, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 1E: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1E, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 1F: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1F, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 1G: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1G, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 1H: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1H, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 1I: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1I, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 1J: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1J, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 1K: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1K, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 1L: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1L, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 1M: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1M, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 1N: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1N, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 1O: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1O, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Your votes have been cast as follows (vote for each proposal is given). If this is correct press 1. If incorrect, press 0."
--------------------------------------------------------------------------------

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF THE SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Your votes have been canceled. If you would like to revote your proxy or vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER ELECTS TO RE-VOTE THE CANCELLED VOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

CALL IS TERMINATED.

PROXY DIRECT Internet Voting

                                                            [ ] PROXY DIRECT(tm)
Shareholder Login

Shareholder:   ALAMO SAMPLE CARD FOR
               CDC NVEST TARGETED EQUITY FUND, CLASS A
               280 OSER AVE
               HAUPPAUGE, NY 11788              [ ] Click here to go to CDC IXIS

Account:       1234567890  / 608-XXXX-XXXX-001
Previous vote: No Previous Vote Collected


                     CDC Nvest Targeted Equity Fund, Class A



1a.  Amend the Fund's fundamental policy relating to diversification                    [ ] For    [ ] Against    [ ] Abstain

1b.  Amend the Fund's fundamental policy relating to industry concentration             [ ] For    [ ] Against    [ ] Abstain

1c.  Amend the Fund's  fundamental  policy  relating  to short  sales and margin        [ ] For    [ ] Against    [ ] Abstain
     purchases

1d.  Amend the Fund's fundamental policy regarding borrowing                            [ ] For    [ ] Against    [ ] Abstain

1e.  Amend the Fund's fundamental policy regarding loans                                [ ] For    [ ] Against    [ ] Abstain

1f.  Amend the Fund's fundamental policy prohibiting purchases and sales of real        [ ] For    [ ] Against    [ ] Abstain
     estate

1g.  Amend the Fund's  fundamental  policy  prohibiting  purchases  and sales of        [ ] For    [ ] Against    [ ] Abstain
     commodities

1h.  Amend the Fund's  fundamental  policy relating to issuing senior securities        [ ] For    [ ] Against    [ ] Abstain

1i.  Reclassify  the Fund's  fundamental  policy  regarding the  purchasing  and        [ ] For    [ ] Against    [ ] Abstain
     writing of options or warrants or combinations thereof

1j.  Eliminate  the Fund's  fundamental  policy  regarding  pledging                    [ ] For    [ ] Against    [ ] Abstain


1k.  Eliminate the Fund's  fundamental policy concerning  unseasoned  businesses        [ ] For    [ ] Against    [ ] Abstain

1l.  Eliminate the Fund's fundamental policy prohibiting purchases of securities        [ ] For    [ ] Against    [ ] Abstain
     if  held  by  CDC  Nvest  Funds  Trust  I's  or  the  investment  adviser's trustees/directors and officers

1m.  Eliminate the Fund's  fundamental  policy concerning  exercising control or        [ ] For    [ ] Against    [ ] Abstain
     management

1n.  Eliminate the Fund's fundamental policy relating to joint trading accounts         [ ] For    [ ] Against    [ ] Abstain

1o.  Eliminate  the Fund's  fundamental  policy  concerning  investing  in other        [ ] For    [ ] Against    [ ] Abstain
     investment companies

[ ] Enter your e-mail address here if you would like an e-mail confirmation of your vote.


[ ]   Answers have been marked according to your last recorded vote.                    [ ] Cancel   [ ] Click here to vote
      Please change responses as appropriate before submission. If you have questions regarding any of the proposals,
      please call (631)231-7900


PROXY DIRECT Internet Voting

                                                            [ ] PROXY DIRECT(tm)
Shareholder Login

Shareholder:   ALAMO SAMPLE CARD FOR
               CDC NVEST STAR VALUE FUND, CLASS A
               280 OSER AVE
               HAUPPAUGE, NY 11788              [ ] Click here to go to CDC IXIS

Account:       1234567890  / 608-XXXX-XXXX-009
Previous vote: No Previous Vote Collected


                     CDC Nvest Star Value Fund, Class A



1a.  Amend the Fund's fundamental policy relating to diversification                    [ ] For    [ ] Against    [ ] Abstain

1b.  Amend the Fund's fundamental policy relating to industry concentration             [ ] For    [ ] Against    [ ] Abstain

1c.  Amend the Fund's  fundamental  policy  relating  to short  sales and margin        [ ] For    [ ] Against    [ ] Abstain
     purchases

1d.  Amend the Fund's fundamental policy regarding borrowing                            [ ] For    [ ] Against    [ ] Abstain

1e.  Amend the Fund's fundamental policy regarding loans                                [ ] For    [ ] Against    [ ] Abstain

1f.  Amend the Fund's fundamental policy prohibiting purchases and sales of real        [ ] For    [ ] Against    [ ] Abstain
     estate

1g.  Amend the Fund's  fundamental  policy  prohibiting  purchases  and sales of        [ ] For    [ ] Against    [ ] Abstain
     commodities

1h.  Amend the Fund's  fundamental  policy relating to issuing senior securities        [ ] For    [ ] Against    [ ] Abstain

1i.  Reclassify  the Fund's  fundamental  policy  regarding the  purchasing  and        [ ] For    [ ] Against    [ ] Abstain
     writing of options or warrants or combinations thereof

1j.  Eliminate  the Fund's  fundamental  policy  regarding  pledging                    [ ] For    [ ] Against    [ ] Abstain


1k.  Eliminate the Fund's  fundamental policy concerning  unseasoned  businesses        [ ] For    [ ] Against    [ ] Abstain

1l.  Eliminate the Fund's fundamental policy prohibiting purchases of securities        [ ] For    [ ] Against    [ ] Abstain
     if  held  by  CDC  Nvest  Funds  Trust  I's  or  the  investment  adviser's trustees/directors and officers

1m.  Eliminate the Fund's  fundamental  policy concerning  exercising control or        [ ] For    [ ] Against    [ ] Abstain
     management

1n.  Eliminate the Fund's fundamental policy relating to joint trading accounts         [ ] For    [ ] Against    [ ] Abstain

1o.  Eliminate  the Fund's  fundamental  policy  concerning  investing  in other        [ ] For    [ ] Against    [ ] Abstain
     investment companies

[ ] Enter your e-mail address here if you would like an e-mail confirmation of your vote.


[ ]   Answers have been marked according to your last recorded vote.                    [ ] Cancel   [ ] Click here to vote
      Please change responses as appropriate before submission. If you have questions regarding any of the proposals,
      please call (631)231-7900


                                Public Homepage

[LOGO] CDC NVESTFUNDS(SM)
       CDC IXIS Asset Managment Distributors

                              Take a look at our Education Savings section, designed to help you prepare for your child's future. Click here

------------------------------------------------------------------------------------------------------------------------------------
Home      Account Access      Fund Prices    Fund Performance    Order Literature    Privacy Policy      Contact Us     Sitemap
------------------------------------------------------------------------------------------------------------------------------------
---------------------------
    Fund Information          Vote Here                                                                Financial Advisors Enter Here
---------------------------                                                                            -----------------------------
                              Online Proxy Voting
---------------------------   -------------------
    Investing Basics          For Growth and Income, Targeted Equity and Star
---------------------------   Value funds shareholders.

---------------------------   IRA Qualifier
    Retirement Planning       -------------
---------------------------   Our interactive calculator, updated with
                              increased contribution limits for 2002, can help
---------------------------   you determine which IRA is right for you.
    Education Savings
---------------------------   Start Building Your Future Today
                              --------------------------------
---------------------------   CDC Nvest Funds provides two easy ways for you
    About CDC Nvest Funds     to invest for your future--consider our
---------------------------   Investment Builder and Payroll Deduction
                              programs.
---------------------------
    Market Commentary         IRA Distribution Guidelines
---------------------------   ---------------------------
                              This April, the IRS finalized the distribution
---------------------------   rules for retirement plans that offer more
    Hot Topics                benefits to account owners and their
---------------------------   beneficiaries.

---------------------------   Sign up now for e-delivery!*
    Newsroom                  ----------------------------
---------------------------
                              Retirement plans comparison chart
---------------------------   ---------------------------------
    Career Opportunities      Allows you to easily compare the features of the
---------------------------   employer-sponsored retirement plans.
              ---------
      Search:                 CDC Nvest Star Advisers Fund
              ---------       ----------------------------
               GO             Invest in the power of one. Rely on the strength
                              of many.
  My CDC Nvest Funds
Symbol  POP  NAV +/-          Retirement Savings Calculator
                              -----------------------------
Please click here to          This tool helps can help you estimate how much
personalize your fund list.   you will need for retirement.

                              ESA vs. 529 plan
                              ----------------
                              Find out which one is right for you.

This site is best viewed using Internet Explorer 5.0 or higher (with 128-bit encryption) & the following free plugins:

To learn how your personal information will be treated as you utilize our site, please review our Privacy Policy.

* Electronic delivery is not available for SIMPLE IRAs and corporate retirement plans. If you receive an error message after clicking on the link above, please check to see if your web browser supports 128-bit encryption.

--------------------------------------------------------------------------------

For more complete information, including a prospectus, please contact your financial advisor. You may also view a current prospectus online, order literature through our site, or contact an Investor Service Representative at 800-225-5478. Please read the prospectus carefully, including the information on charges and expenses, before investing. Other expenses apply to a continued investment in the fund and are described in the fund's current prospectus.

The mutual funds referred to in this website are offered and sold only to persons who are eligible to purchase U.S. registered investment funds and are offered by prospectus only.

             -----------------------------------------------------
             NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE
             -----------------------------------------------------

                      [LOGO] CDC NVESTFUNDS(SM)
                             CDC IXIS Asset Management Distributors

Copyright (C) 2001 CDC IXIS Asset Management Distributors, L.P. - All rights reserved.

                              Public Site Screen

[LOGO] CDC NVESTFUNDS(SM)
       CDC IXIS Asset Managment Distributors

------------------------------------------------------------------------------------------------------------------------------------
Home      Account Access    Fund Prices    Fund Performance    Order Literature    Privacy Policy      Contact Us     Sitemap
------------------------------------------------------------------------------------------------------------------------------------
-------------------------   Online Proxy Voting
    Fund Information
-------------------------   CDC IXS Asset Management Distributions, L.P. has announced important proposals regarding CDC Nvest
                            Growth and Income, Targeted and Star Value funds, which require a shareholder vote.
-------------------------
    Investing Basics        --------------------------------------------------------------------------------------------------------
-------------------------    Growth and Income Fund                Targeted Equity Fund               Star Value Fund

-------------------------        o Proxy Q&A                        o Proxy Q&A                       o Proxy Q&A
    Retirement Planning          o Download a PDF file* of          o Download a PDF file* of         o Download a PDF file* of
-------------------------          the official proxy statement       the official proxy statement      the official proxy statement
                            --------------------------------------------------------------------------------------------------------
-------------------------                                            If you're ready to vote
    Education Savings                                        Enter our Electronic Proxy Voting Center
-------------------------   --------------------------------------------------------------------------------------------------------

-------------------------   Remember - Your Vote Counts!
    About CDC Nvest Funds
-------------------------   Your vote is extremely important, even if you only own a few Fund shares. Voting promptly is also important. If we do not receive enough votes, we will have to resolicit shareholders, which whould
-------------------------   increase expenses to the Fund. You may receive a reminder call to return your proxy from Alamo Direct,
    Market Commentary       a proxy solicitation firm.
-------------------------
                            If you vote electronically, you do not need to mail your proxy card.
-------------------------
    Hot Topics              However, if you want to change your vote you may do so using the proxy card, telephone or internet.
-------------------------
                            --------------------------------------------------------------------------------------------------------
-------------------------                                                Important note:
    Newsroom
-------------------------   If you own shares in more than one account, you should have received a separate card for each account.
                            These are not duplicate cards; it is important to vote each account represented by the proxy cards
-------------------------   received.
    Career Opportunities
-------------------------   --------------------------------------------------------------------------------------------------------
              ---------
      Search:               Thank you for your cooperation in voting on these important proposals. If you have questions, please
              ---------     call your financial representative. Or, if your questions relate specifically to the proxy matters,
               GO           please call our service center representatives toll-free at 800-225-5478.

                            * To download or print PDF files, you must have Adobe Acrobat Reader software on your computer. You
  My CDC Nvest Funds        may obtain this software free of charge at Adobe's Web Site.
Symbol  POP  NAV +/-
                            --------------------------------------------------------------------------------
Please click here to
personalize your fund       For more complete information, including a prospectus, please contact your
list.                       financial advisor. You may also view a current prospectus online, order literature through our site, or contact an Investor Service Representative at
                            800-225-5478. Please read the prospectus carefully, including the information on charges and expenses, before investing. Other expenses apply to a continued
                            investment in the fund and are described in the fund's current prospectus.

                            The mutual funds referred to in this website are offered and sold only to persons who are eligible to purchase U.S. registered investment funds and are offered by prospectus only.

                                           -----------------------------------------------------
                                           NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE
                                           -----------------------------------------------------

                                                        [LOGO] CDC NVESTFUNDS(SM)
                                                               CDC IXIS Asset Management Distributors

                            Copyright (C) 2001 CDC IXIS Asset Management Distributors, L.P. - All rights reserved.

                               Broker Site Screen

[LOGO] CDC NVESTFUNDS(SM)
       CDC IXIS Asset Managment Distributors

------------------------------------------------------------------------------------------------------------------------------------
Home      Account Access      Order Literature     Sales Ideas      Commentary   Privacy Policy         Contact Us       Sitemap
------------------------------------------------------------------------------------------------------------------------------------
-------------------------   Online Proxy Voting
 Mutual Fund Information
-------------------------   CDC IXS Asset Management Distributions, L.P. has announced important proposals regarding CDC Nvest
                            Growth and Income, Targeted Equity and Star Value funds, which require a shareholder vote. To gain a
-------------------------   better understanding of the proposal and help answer your clients' questions, take a look at our proxy
 Wrap Mutual Funds          Q&A and the formal proxy statement.
-------------------------   --------------------------------------------------------------------------------------------------------
                             Growth and Income Fund                 Targeted Equity Fund               Star Value Fund
-------------------------
 Retirement Plans                o Proxy Q&A                        o Proxy Q&A                       o Proxy Q&A
-------------------------        o Download a PDF file* of          o Download a PDF file* of         o Download a PDF file* of
                                   the official proxy statement       the official proxy statement      the official proxy statement
-------------------------   --------------------------------------------------------------------------------------------------------
 Education Savings
-------------------------   Every Vote Counts!

-------------------------   Your clients' vote is extremely important, even if they only own a few Fund shares. Voting promptly is
 About CDC Nvest Funds      also important. If we do not receive enough votes, we will have to resolicit shareholders, which may
-------------------------   delay the meeting. Your clients may receive a reminder call to return your proxy from Alamo Direct, a proxy solicitation firm.
-------------------------
 Hot Topics                 Just a reminder:
-------------------------
                            If your clients do vote electronically, they do not need to mail their proxy card. However, if your
-------------------------   clients want to change their vote, this may be done using the proxy card, telephone or internet.
 Newsroom
-------------------------   --------------------------------------------------------------------------------------------------------
                                                                         Important note:
         ----------------
 Search:                    If your client own shares in more than one account, they should have received a separate card for each
         ----------------   account. These are not duplicate cards; it is important to vote each account represented by the proxy
         Go                 cards received.

        Log Out             * To download or print PDF files, you must have Adobe Acrobat Reader software on your computer. You may obtain this software free of charge at Adobe's Web Site.

  My CDC Nvest Funds        --------------------------------------------------------------------------------------------------------
Symbol  POP  NAV +/-
                                                                For Broker/Dealer Use Only
Please click here to
personalize your fund                                   [LOGO] CDC NVESTFUNDS(SM)
list.                                                          CDC IXIS Asset Management Distributors

                             Copyright (C) 2001 CDC IXIS Asset Management Distributors, L.P. - All rights reserved.

CDC NVEST FUNDS TRUST I

CDC NVEST TARGETED EQUITY FUND

CDC NVEST STAR VALUE FUND

OUTBOUND VOTE SOLICITATION SCRIPT

CONNECTED CALL

Introduction

Hello, my name is__________________, I am calling from Alamo DIRECT on behalf of CDC NVEST Funds concerning recent proxy materials that were sent to you. May I please speak to ________________?

Before I begin I would like you to know this call is being recorded to assure accuracy.

I am calling to let you know that a shareholder meeting will be held on October 29, 2002 to vote on important proposals for CDC Nvest Targeted Equity Fund and CDC Nvest Star Value Fund. That date is quickly approaching and every vote counts. If it is convenient for you, I can record your vote over the telephone right now. Is it convenient?

May I please have your name?

Have you received your package containing the proxy materials?

May I please have your address?

And finally the last 4 digits of your social security number?

Are you familiar with the proposals? May I assist you with any questions?

The Board of Trustees recommends that the shareholders of Targeted Equity Fund and Star Value Fund vote in favor of all the proposals. Would you like to vote in favor of the proposals as the Board recommends? (IF THE SHAREHOLDER DOES NOT WISH TO VOTE AS THE BOARD RECOMMENDS THEN YOU CAN REVIEW EACH PROPOSAL WITH THEM BY CLICKING ON YOUR VOTE NOW LINK. THE SHAREHOLDER CAN THEN VOTE BY PROPOSAL).

Your vote has been recorded. You have voted________________, is that correct?

In the next 72 hours a confirmation will be mailed to you. Thank you for your time.

CDC NVEST FUNDS
C/O PROXY TABULATOR
PO BOX 18011
HAUPPAUGE NY 11788-8811







YOUR VOTE IS IMPORTANT! PLEASE OPEN IMMEDIATELY

------------------------------------------------





------------------------------------------------

August 31, 2002

                           OUR RECORDS AS OF SEPTEMBER 30, 2002 INDICATE THAT WE HAVE NOT RECEIVED YOUR PROXY VOTE. WE WANT YOU TO KNOW THAT YOUR VOTE MATTERS!

Dear Shareholder:

We recently sent you a package containing a proxy statement that provided detailed information regarding important proposals affecting your CDC Nvest Fund. Our records indicate that you have not yet responded. Your vote is important. Please take some time to review the proxy statement and vote your shares today. If your vote and this letter have crossed in the mail, we thank you for your response.

PLEASE RESPOND BY OCTOBER 24, 2002
Your vote is needed prior to the shareholder meeting, which is scheduled for October 29, 2002 at 2:00 p.m. Eastern time at the offices of CDC IXIS Asset Management Distributors, L.P. at 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116. There are three convenient methods for voting your shares:

o Visit WWW.CDCNVESTFUNDS.COM to vote electronically by Internet, where you will also find copies of the proxy letter, a set of Q&As, and the proxy statement.
o Call toll-free 800-597-7836 to vote on our automated telephone line.
o Return the enclosed proxy card in the postage-paid envelope provided.

If you plan to vote electronically by Internet or by telephone, please see your proxy card for more information and helpful instructions. You may also receive a telephone call from a proxy solicitation firm to remind you to vote your shares.

Thank you for your cooperation in voting on these important proposals. If you have any questions, please call 800-225-5478. One of our representatives will be happy to provide you with the information you need.

Sincerely,



John T. Hailer
President




                                                                       GP51_0802

                                 SECOND REQUEST
                                 VERY IMPORTANT

Please send in your proxy...today!


Important proxy materials were previously mailed to you. You are urged to date and sign the proxy and return it promptly. This will help save the expense of another follow-up request to shareholders who have not responded.

If you have already returned your proxy, thank you very much. You can disregard this notice.

We appreciate your cooperation.

YOUR VOTE IS IMPORTANT! If you haven't already voted and returned your Proxy for the Growth and Income, Targeted Equity, and Star Value Funds, please do before October 27th! This will help save the expense of another follow-up request to shareholders that have not responded. If you have already sent us your vote, we thank you for your response. If you need further information, please click here (link to CDC Nvest Funds webscreens).

                          [LOGO] NEW ENGLAND FINANCIAL
                             NEW ENGLAND FINANCIAL
                              A METLIFE AFFILIATE

August 30, 2002

To Owners of Preference Variable Annuity Contracts:

A Special Meeting of Shareholders of the CDC Nvest Targeted Equity Fund (the "Fund", formerly the CDC Nvest Growth Fund) of the CDC Nvest Funds Trust I (formerly, the Nvest Funds Trust I) will be held on October 29, 2002. At the Shareholders Meeting, Metropolitan Life Insurance Company ("MetLife") will vote all shares of the Fund held in the New England Life Retirement Investment Account (the "Account") which are attributable to Preference Variable Annuity Contracts in accordance with instructions received from Contract Owners. You are now being asked how shares of the Fund deemed attributable to your Contract should be voted at the Shareholders Meeting. The record date is August 30, 2002. All Contract Owners with an investment in the Fund as of that date will receive the enclosed Proxy Statement.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting. After reviewing this material, please complete and execute the Instruction Form and return it in the enclosed, postage-paid, self-addressed envelope. If you fail to give voting instructions, shares of the Fund deemed attributable to your Contract will be voted by MetLife in proportion to the voting instructions received from all other Preference Contract Owners.

                              501 BOYLSTON STREET

                             BOSTON, MA 02116-3700

                                 T 617-578-2000

                 New England Life Insurance Company, Boston, MA
--------------------------------------------------------------------------------
PWVA-TE-I

                            NEW ENGLAND FINANCIAL/TM/
                               A METLIFE AFFILIATE


August 30, 2002

To Owners of Preference Variable Annuity Contracts:

A Special Meeting of Shareholders of the CDC Nvest Targeted Equity Fund (the "Fund", formerly the CDC Nvest Growth Fund) of the CDC Nvest Funds Trust I (formerly, the Nvest Funds Trust I) will be held on October 29, 2002. At the Shareholders Meeting, Metropolitan Life Insurance Company ("MetLife") will vote all shares of the Fund held in the New England Life Retirement Investment Account (the "Account") which are attributable to Preference Variable Annuity Contracts in accordance with instructions received from Contract Owners. You are now being asked how shares of the Fund deemed attributable to your Contract should be voted at the Shareholders Meeting. Under some plans, plan participants (i.e. annuitants) may have the right to instruct Contract Owners as to how all or a portion of the votes attributable to a Contract are to be cast, and Contract Owners are required to cast such votes as instructed.

IN ORDER FOR THE VOTES UNDER YOUR CONTRACTS TO BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY YOU AND YOUR ANNUITANTS, YOU MUST RETURN A COMPLETED, EXECUTED INSTRUCTION FORM. If you fail to return an executed Instruction Form, shares of the Fund deemed attributable to your Contracts will be voted by MetLife in proportion to the voting instructions received from all other Preference Contract Owners.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting, as well as Instruction Forms with the names of the annuitants who may be entitled to instruct the Contract Owner.

Please forward promptly (1) one notice of Meeting and Proxy Statement and (2) one Instruction Form to each annuitant entitled to give voting instructions. One Instruction Form is enclosed for each annuitant who has a right to instruct the Contract Owner as to how votes are to be cast.

The Instruction Form is to be used by each annuitant to convey instructions to you as Contract Owner. INSTRUCTION FORMS COMPLETED BY YOUR ANNUITANTS SHOULD NOT BE RETURNED. AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM AN ANNUITANT, YOU SHOULD TRANSFER THESE INSTRUCTIONS TO THE ANNUITANT LISTING PROVIDED. RETURN ONLY THE SINGLE INSTRUCTION FORM IN YOUR NAME, SIGNED BY YOU, ALONG WITH THE APPROPRIATELY CHECKED ANNUITANT LIST.

If no annuitants transmit voting instructions, or if the annuitants do not have the right to instruct, cast all votes at your sole discretion by completing and signing the Instruction Form.

In order to cast votes under the Contract, you must return an INSTRUCTION FORM signed by you, the Contract Owner.

If you have any questions concerning these procedures, please call collect, Melissa Colombo, Product Manager, New England Life Insurance Company at (617) 578-3499.

                               501 BOYLSTON STREET
                             BOSTON, MA 02116-3700
                                 T 617-578-2000

                 New England Life Insurance Company, Boston, MA
--------------------------------------------------------------------------------
PWVA-TE-T

                                       NEF
                           NEW ENGLAND FINANCIAL/TM/
                              A MetLife Affiliate


August 30, 2002

To Owners of Preference Variable Annuity Contracts:

A Special Meeting of Shareholders of the CDC Nvest Star Value Fund (the "Fund") of the CDC Nvest Funds Trust I (formerly, the Nvest Funds Trust I) will be held on October 29, 2002. At the Shareholders Meeting, Metropolitan Life Insurance Company ("MetLife") will vote all shares of the Fund held in the New England Life Retirement Investment Account (the "Account") which are attributable to Preference Variable Annuity Contracts in accordance with instructions received from Contract Owners. You are now being asked how shares of the Fund deemed attributable to your Contract should be voted in the Shareholders Meeting. The record date is August 30, 2002. All Contract Owners with an investment in the Fund as of that date will receive the enclosed Proxy Statement.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting. After reviewing this material, please complete and execute the Instruction Form and return it in the enclosed, postage-paid, self-addressed envelope. If you fail to give voting instructions, shares of the Fund deemed attributable to your Contract will be voted by MetLife in proportion to the voting instructions received from all other Preference Contract Owners.


                                       ~
                              501 BOYLSTON STREET
                                       ~
                             BOSTON, MA 02116-3700
                                       ~
                                 T 617-578-2000

                 New England Life Insurance Company, Boston, MA
--------------------------------------------------------------------------------
PWVA-SV-I

                                      NEF
                           NEW ENGLAND FINANCIAL/TM/
                              A MetLife Affiliate


August 30, 2002

To Owners of Preference Variable Annuity Contracts:

A Special Meeting of Shareholders of the CDC Nvest Star Value Fund (the "Fund") of the CDC Nvest Funds Trust I (formerly, the Nvest Funds Trust I) will be held on October 29, 2002. At the Shareholders Meeting, Metropolitan Life Insurance Company ("MetLife") will vote all shares of the Fund held in the New England Life Retirement Investment Account (the "Account") which are attributable to Preference Variable Annuity Contracts in accordance with instructions received from Contract Owners. You are now being asked how shares of the Fund deemed attributable to your Contract should be voted at the Shareholders Meeting. Under some plans, plan participants (i.e. annuitants) may have the right to instruct Contract Owners as to how all or a portion of the votes attributable to a Contract are to be cast, and Contract Owners are required to cast such votes as instructed.

IN ORDER FOR THE VOTE UNDER YOUR CONTRACTS TO BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY YOU AND YOUR ANNUITANTS, YOU MUST RETURN A COMPLETED, EXECUTED INSTRUCTION FORM. If you fail to return an executed Instruction Form, shares of the Fund deemed attributable to your Contracts will be voted by MetLife in proportion to the voting instructions received from all other Preference Contract Owners.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting, as well as Instruction Forms with the names of the annuitants who may be entitled to instruct the Contract Owner.

Please forward promptly (1) one notice of Meeting and Proxy Statement and (2) one Instruction Form to each annuitant entitled to give voting instructions. One Instruction Form is enclosed for each annuitant who has a right to instruct the Contract Owner as to how votes are to be cast.

The Instruction Form is to be used by each annuitant to convey instructions to you as Contract Owner. INSTRUCTION FORMS COMPLETED BY YOUR ANNUITANTS SHOULD NOT BE RETURNED. AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM AN ANNUITANT, YOU SHOULD TRANSFER THESE INSTRUCTIONS TO THE ANNUITANT LISTING PROVIDED. RETURN ONLY THE SINGLE INSTRUCTION FORM IN YOUR NAME, SIGNED BY YOU, ALONG WITH THE APPROPRIATELY CHECKED ANNUITANT LIST.

If no annuitants transmit voting instructions, or if the annuitants do not have the right to instruct, cast all votes at your sole discretion by completing and signing the Instruction Form.

In order to cast votes under the Contract, you must return an INSTRUCTION FORM signed by you, the Contract Owner.

If you have any questions concerning these procedures, please call collect, Melissa Colombo, Product Manager, New England Life Insurance Company at (617) 578-3499.

                                       ~
                              501 BOYLSTON STREET
                                       ~
                             BOSTON, MA 02116-3700
                                       ~
                                 T 617-578-2000


                 New England Life Insurance Company, Boston MA
--------------------------------------------------------------------------------
PWVA-SV-T

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

            PLEASE SIGN, DATE AND RETURN YOUR INSTRUCTION FORM TODAY


















                  Please detach at perforation before mailing.




INSTRUCTION FORM                                                INSTRUCTION FORM

           THIS PROXY TO WHICH THESE INSTRUCTIONS RELATE IS SOLICITED
            ON BEHALF OF THE TRUSTEES OF THE CDC NVEST FUNDS TRUST I

The undersigned hereby instructs that all the shares of the CDC Nvest Star Value Fund deemed attributable to the undersigned's contract with the issuing insurance company to be voted at the Special Meeting of Shareholders of the Fund on October 29, 2002 (the Notice and Proxy Statement with respect to which have been received by the undersigned), and all adjournments thereof, on each proposal described in said notice, as set forth on the reverse side, and on any other business that may properly come before the Meeting.

IF THIS FORM IS SIGNED AND RETURNED WITH NO CHOICE INDICATED AS TO ANY PROPOSAL ON WHICH THE SHARES REPRESENTED BY THE UNDERSIGNED'S CONTRACT ARE ENTITLED TO BE VOTED, SUCH SHARES SHALL BE VOTED FOR SUCH PROPOSAL.

                                              NOTE:  Please sign exactly as
                                              your name or names appear on this
                                              Instruction Form. When signing
                                              signing in a fiduciary capacity,
                                              such as executor, administrator,
                                              trustee, attorney, guardian, etc.,
                                              please so indicate. Corporate and
                                              partnership forms should be signed
                                              by an authorized person indicating
                                              the person's tittle.

                                              ----------------------------------
                                              Signature

                                              ----------------------------------
                                              Signature of joint owner, if any

                                              ----------------------------------
                                              Date                  RIDER1_12674


PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

            PLEASE SIGN, DATE AND RETURN YOUR INSTRUCTION FORM TODAY



















                  Please detach at perforation before mailing.





The Trustees recommend a vote FOR all proposals. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLANK INK. EXAMPLE: ||


1. Proposal to amend, reclassify or eliminate the Fund's FOR AGAINST ABSTAIN fundamental policy as described in the proxy statement:
     A. Relating to Diversification                       ||      ||       ||1A.
     B. Relating to Industry Concentration                ||      ||       ||1B.
     C. Relating to Short Sales and Margin Purchases      ||      ||       ||1C.
     D. Regarding Borrowing                               ||      ||       ||1D.
     E. Regarding Loans                                   ||      ||       ||1E.
     F. Prohibiting Purchases and Sales of Real Estate    ||      ||       ||1F.
     G. Prohibiting Purchases and Sales of Commodities    ||      ||       ||1G.
     H. Relating to Issuing Senior Securities             ||      ||       ||1H.
     I. Regarding the Purchasing and Writing of Options   ||      ||       ||1I.
        or Warrants or Combinations thereof
     J. Regarding Pledging                                ||      ||       ||1J.
     K. Concerning Unseasoned Businesses                  ||      ||       ||1K.
     L. Prohibiting Purchases of Securities if held by    ||      ||       ||1L.
        CDC Nvest Funds Trust I's or the Investment
        Adviser's Trustees/Directors and Officers
     M. Relating to Exercising Control or Management      ||      ||       ||1M.
     N. Relating to Joint Trading Accounts                ||      ||       ||1N.
     O. Relating to Investing in other Investment         ||      ||       ||1O.
        Companies

                                                                    RIDER1_12674

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

            PLEASE SIGN, DATE AND RETURN YOUR INSTRUCTION FORM TODAY



















                  Please detach at perforation before mailing.




INSTRUCTION FORM                                                INSTRUCTION FORM

           THIS PROXY TO WHICH THESE INSTRUCTIONS RELATE IS SOLICITED
            ON BEHALF OF THE TRUSTEES OF THE CDC NVEST FUNDS TRUST I

The undersigned hereby instructs that all the shares of the CDC Nvest Targeted Equity Fund deemed attributable to the undersigned's contract with the issuing insurance company to be voted at the Special Meeting of Shareholders of the Fund on October 29, 2002 (the Notice and Proxy Statement with respect to which have been received by the undersigned), and all adjournments thereof, on each proposal described in said notice, as set forth on the reverse side, and on any other business that may properly come before the Meeting.

IF THIS FORM IS SIGNED AND RETURNED WITH NO CHOICE INDICATED AS TO ANY PROPOSAL ON WHICH THE SHARES REPRESENTED BY THE UNDERSIGNED'S CONTRACT ARE ENTITLED TO BE VOTED, SUCH SHARES SHALL BE VOTED FOR SUCH PROPOSAL.

                                              NOTE:  Please sign exactly as
                                              your name or names appear on this
                                              Instruction Form. When signing
                                              signing in a fiduciary capacity,
                                              such as executor, administrator,
                                              trustee, attorney, guardian, etc.,
                                              please so indicate. Corporate and
                                              partnership forms should be signed
                                              by an authorized person indicating
                                              the person's tittle.

                                              ----------------------------------
                                              Signature

                                              ----------------------------------
                                              Signature of joint owner, if any

                                              ----------------------------------
                                              Date                  RIDER2_12674


PLEASE  VOTE,  SIGN AND DATE THIS  PROXY AND  RETURN  PROMPTLY  IN THE  ENCLOSED
ENVELOPE

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

            PLEASE SIGN, DATE AND RETURN YOUR INSTRUCTION FORM TODAY














                  Please detach at perforation before mailing.




The Trustees recommend a vote FOR all proposals. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLANK INK. EXAMPLE: ||



1. Proposal to amend, reclassify or eliminate the Fund's
   fundamental policy as described in the proxy statement:FOR  AGAINST   ABSTAIN
     A. Relating to Diversification                       ||      ||       ||1A.
     B. Relating to Industry Concentration                ||      ||       ||1B.
     C. Relating to Short Sales and Margin Purchases      ||      ||       ||1C.
     D. Regarding Borrowing                               ||      ||       ||1D.
     E. Regarding Loans                                   ||      ||       ||1E.
     F. Prohibiting Purchases and Sales of Real Estate    ||      ||       ||1F.
     G. Prohibiting Purchases and Sales of Commodities    ||      ||       ||1G.
     H. Relating to Issuing Senior Securities             ||      ||       ||1H.
     I. Regarding the Purchasing and Writing of Options or||      ||       ||1I.
        Warrants or Combinations thereof
     J. Regarding Pledging                                ||      ||       ||1J.
     K. Concerning Unseasoned Businesses                  ||      ||       ||1K.
     L. Prohibiting Purchases of Securities if held by CDC||      ||       ||1L.
        Nvest Funds Trust I's or the Investment Adviser's
        Trustees/Directors and Officers
     M. Relating to Exercising Control or Management      ||      ||       ||1M.
     N. Relating to Joint Trading Accounts                ||      ||       ||1N.
     O. Relating to Investing in other Investment         ||      ||       ||1O.
        Companies

                                                                    RIDER2_12674